WEISHEN INDUSTRIAL SERVICES PTE LTD
31 BUKIT BATOK CRESCENT, #01-06 THE SPLENDOUR, SINGAPORE 658070
UEN & GST No. : 19-9304095-H
Tel: (65) 6733-2055 | Fax: (65) 6733-2655
E-mail : PROCUREMENT@weishen.com.sg

Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K

VENDOR	
IFSC PTE LTD 139951	
VENDOR NO.	VSC1977
CONTACT	
MOBILE NO.	

PURCHASE ORDER			
PO NUMBER		VERSION	ORDER DATE
61 02 21004144		1	01-11-2021
EXP MONTH	DELIVERY DATE	SHIPPING	
NOV-21	01-11-2021, Mon	1	
OTHER INSTRUCTIONS			
FQ21061			

SHIPPING INFORMATION	
NEW SUPREME COURT OF SINGAPORE - 1 SUPREME COURT LANE S(178879)	
CONTACT PERSON	RICHARD LEONG
MOBILE NO.	8139 3925
PROJECT CODE	ASSET ID
304	

WEISHEN CONTACT		
BUYER	NAME:	ARIES LEE
	DID:	6572 1158
	EMAIL:	aries_lee@weishen.com.sg
ACCTS PAYABLES	NAME:	CHAN SOFUN
	DID:	6572 1163
	EMAIL:	accountspayable@weishen.com.sg

SKU#	PRODUCT NAME	CCTR	QTY	UOM	UNIT PRICE	AMT (SGD)
ITEM	SIMPPLE SETUP AND CUSTOMIZATION	304	[Redacted]	TIME	[Redacted]	4,800.00
ITEM	SIMPPLE RECURRING FEE	304	[Redacted]	UNIT	[Redacted]	54,720.00

SUB TOTAL	**59,520.00**
GST 7%	**4,166.40**
GRAND TOTAL	**63,686.40**

SINGAPORE DOLLARS
SIXTY-THREE THOUSAND SIX HUNDRED EIGHTY-SIX AND CENTS FORTY ONLY

WEISHEN's Purchase Order Terms and Conditions attached to, transmitted with, or referenced in this Purchase Order (together with all related specifications, drawings, or other documents referred to on the face of the Purchase Order or related to this Purchase Order) are incorporated by reference and shall govern the transaction(s) entered into pursuant to this Purchase Order. WEISHEN's Purchase Order number must appear on all invoices, shipping documents and notices, bills of lading, and all correspondence related to this order. Unless prohibited by law or otherwise indicated on the face of this Purchase Order, all Payment terms shall commence from the date upon which both (i) a correct invoice is received at the specified WEISHEN address and in accordance with the Net terms of payment indicated below subject to WEISHEN's scheduled payment runs and (ii) all goods and/or services are received in conformance with the Purchase Order.

WEISHEN INDUSTRIAL SERVICES PTE LTD
31 BUKIT BATOK CRESCENT, #01-06 THE SPLENDOUR, SINGAPORE 658070
UEN & GST No. : 19-9304095-H
Tel: (65) 6733-2055 | Fax: (65) 6733-2655
E-mail : PROCUREMENT@weishen.com.sg

VENDOR	
IFSC PTE LTD 139951	
VENDOR NO.	VSC1977
CONTACT	
MOBILE NO.	

PURCHASE ORDER

PO NUMBER	VERSION	ORDER DATE
61 02 21004145	1	01-11-2021

EXP MONTH	DELIVERY DATE	SHIPPING
NOV-21	01-11-2021, Mon	1

OTHER INSTRUCTIONS
FQ21067

SHIPPING INFORMATION

NEW SUPREME COURT OF SINGAPORE - 1 SUPREME COURT LANE S(178879)

CONTACT PERSON	RICHARD LEONG
MOBILE NO.	8139 3925
PROJECT CODE	ASSET ID
304	

WEISHEN CONTACT

BUYER	NAME:	ARIES LEE
	DID:	6572 1158
	EMAIL:	aries_lee@weishen.com.sg
ACCTS PAYABLES	NAME:	CHAN SOFUN
	DID:	6572 1163
	EMAIL:	accountspayable@weishen.com.sg

SKU#	PRODUCT NAME	CCTR	QTY	UOM	UNIT PRICE	AMT (SGD)
ITEM	SMART TOILET - AMMONIA SENSOR	304	[Redacted]	UNIT	[Redacted]	19,663.00
ITEM	SMART TOILET - PEOPLE COUNTER	304	[Redacted]	UNIT	[Redacted]	11,342.00
ITEM	SMART TOILET - FEEDBACK PANEL	304	[Redacted]	UNIT	[Redacted]	14,994.00
ITEM	RECURRING FEE FOR UP TO 6 YEARS FOR GATEWAY($360/GATEWAY/YEAR)	304	[Redacted]	UNIT	[Redacted]	8,640.00
ITEM	RECURRING FEE FOR UP TO 6 YEARS FOR AMMONIA SENSOR, PEOPLE COUNTER & FEEDBACK PANEL ($60/DEVICE/YEAR	304	[Redacted]	UNIT	[Redacted]	45,720.00
ITEM	AMMONIA SENSOR MAINTENANCE FOR UP TO 5 YEARS ($120/DEVICE/YEAR)	304	[Redacted]	UNIT	[Redacted]	31,800.00
ITEM	PEOPLE COUNTER MAINTENANCE FOR UP TO 5 YEARS ($20/DEVICE/YEAR)	304	[Redacted]	UNIT	[Redacted]	5,300.00
ITEM	SAMSUNG ATTENDANCE TABLET(ANDROID 10.4")	304	[Redacted]	UNIT	[Redacted]	2,400.00
ITEM	RECURRING FEE FOR UP TO 6 YEARS FOR ATTENDANCE TABLET FOR500MB SIM CARD ($240/DEVICE/YEAR)	304	[Redacted]	UNIT	[Redacted]	4,320.00

SUB TOTAL	144,179.00
GST 7%	10,092.53
GRAND TOTAL	154,271.53

SINGAPORE DOLLARS
ONE HUNDRED FIFTY-FOUR THOUSAND TWO HUNDRED SEVENTY-ONE AND CENTS FIFTY THREE ONLY

WEISHEN INDUSTRIAL SERVICES PTE LTD
31 BUKIT BATOK CRESCENT, #01-06 THE SPLENDOUR, SINGAPORE 658070
UEN & GST No. : 19-9304095-H
Tel: (65) 6733-2055 | Fax: (65) 6733-2655
E-mail : PROCUREMENT@weishen.com.sg

PO NUMBER		VERSION	ORDER DATE
6102.21004145		1	01-11-2021
EXP MONTH	DELIVERY DATE	SHIPPING	
NOV-21	01-11-2021, Mon	1	

OTHER INSTRUCTIONS
FQ21067

SKU#	PRODUCT NAME	CCTR	QTY	UOM	UNIT PRICE	AMT (SGD)

WEISHEN INDUSTRIAL SERVICES PTE LTD
31 BUKIT BATOK CRESCENT, #01-06 THE SPLENDOUR, SINGAPORE 658070
UEN & GST No. : 19-9304095-H
Tel: (65) 6733-2055 | Fax : (65) 6733-2655
E-mail : PROCUREMENT@weishen.com.sg

VENDOR	PURCHASE ORDER		
IFSC PTE LTD 139951	PO NUMBER 61 02 22001410	VERSION 1	ORDER DATE 25-04-2022
	EXP MONTH: MAY-22 DELIVERY DATE: 28-04-2022, Thu	SHIPPING 1	
VENDOR NO. VSC1977 CONTACT MOBILE NO.	OTHER INSTRUCTIONS FQ21136		

SHIPPING INFORMATION	WEISHEN CONTACT
CONTACT PERSON MOBILE NO.	BUYER — NAME: ARIES LEE DID: 6572 1158 EMAIL: aries_lee@weishen.com.sg
PROJECT CODE: 662 ASSET ID:	ACCTS PAYABLES — NAME: CHAN SOFUN DID: 6572 1163 EMAIL: accountspayable@weishen.com.sg

SKU#	PRODUCT NAME	CCTR	QTY	UOM	UNIT PRICE	AMT (SGD)
ITEM	SETUP FOR SIMPPLE ECOSYSTEM	662	[Redacted]	UNIT	[Redacted]	19,250.00
ITEM	SUBSCRIPTION FEE FOR 5 YEARS FOR SIMPPLE LICENSING FEE, HOSTING, UPGRADES, MAINTENANCE AND SUPPORT F	662	[Redacted]	UNIT	[Redacted]	323,400.00
ITEM	SUBSCRIPTION FEE FOR 5 YEARS FOR SIMPPLE LICENSING FEE, HOSTING, UPGRADES, MAINTENANCE AND SUPPORT FOR 3 COCKPIT DASHBOARD ACCOUNT - $100/USER/ACCOUNT	662	[Redacted]	UNIT	[Redacted]	18,000.00

	SUB TOTAL	360,650.00
SINGAPORE DOLLARS	GST 7%	25,245.50
THREE HUNDRED EIGHTY-FIVE THOUSAND EIGHT HUNDRED NINETY-FIVE AND CENTS FIFTY ONLY	GRAND TOTAL	385,895.50

WEISHEN INDUSTRIAL SERVICES PTE LTD
31 BUKIT BATOK CRESCENT, #01-06 THE SPLENDOUR, SINGAPORE 658070
UEN & GST No. : 19-9304095-H
Tel : (65) 6733-2055 | Fax : (65) 6733-2655
E-mail : PROCUREMENT@weishen.com.sg

VENDOR	PURCHASE ORDER			
IFSC PTE LTD 139951	PO NUMBER 61 02 22001411		VERSION 1	ORDER DATE 25-04-2022
	EXP MONTH MAY-22	DELIVERY DATE 28-04-2022, Thu	SHIPPING 1	
VENDOR NO. VSC1977 CONTACT MOBILE NO.	OTHER INSTRUCTIONS FQ21137			

SHIPPING INFORMATION		WEISHEN CONTACT	
CONTACT PERSON MOBILE NO.		BUYER	NAME: ARIES LEE DID: 6572 1158 EMAIL: aries_lee@weishen.com.sg
PROJECT CODE 661	ASSET ID	ACCTS PAYABLES	NAME: CHAN SOFUN DID: 6572 1163 EMAIL: accountspayable@weishen.com.sg

SKU#	PRODUCT NAME	CCTR	QTY	UOM	UNIT PRICE	AMT (SGD)
ITEM	SETUP FOR SIMPPLE ECOSYSTEM	661	[Redacted]	UNIT	[Redacted]	16,000.00
ITEM	SUBSCRIPTION FEE FOR 5 YEARS FOR SIMPPLE LICENSING FEE, HOSTING, UPGRADES, MAINTENANCE AND SUPPORT FOR 64 AUDIT USER ACCOUNT - $70/USER/ACCOUNT	661	[Redacted]	UNIT	[Redacted]	268,800.00
ITEM	SUBSCRIPTION FEE FOR 5 YEARS FOR SIMPPLE LICENSING FEE, HOSTING, UPGRADES, MAINTENANCE AND SUPPORT FOR 3 COCKPIT DASHBOARD ACCOUNT - $100/USER/ACCOUNT	661	[Redacted]	UNIT	[Redacted]	18,000.00

SUB TOTAL	**302,800.00**
GST 7%	**21,196.00**
GRAND TOTAL	**323,996.00**

SINGAPORE DOLLARS
THREE HUNDRED TWENTY-THREE THOUSAND NINE HUNDRED NINETY-SIX AND CENTS ZERO ONLY